                                                                    EXHIBIT 10.5

                               [INTELLICORP LOGO]


                                INTELLICORP, INC.
                        COMMON STOCK PURCHASE AGREEMENT

        THIS COMMON STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of December 28, 2000, by and between IntelliCorp, Inc., a Delaware corporation (the "COMPANY"), and Norman J. Wechsler, who becomes a signatory to this Agreement (the "PURCHASER").

                          THE PARTIES AGREE AS FOLLOWS:

        1. ISSUANCE OF SHARES; PURCHASE PRICE: The Purchaser hereby purchases and the Company hereby sells an aggregate of 400,000 shares of the Company common stock (the "SHARES") at a purchase price of $.50 per share payable in cash.

        2. REGISTRATION RIGHT: The Shares shall be subject to piggy-back registration rights if the Company files with the SEC a registration Statement on Form S-3 (or equivalent) covering the resale of any Shares.

        3. PURCHASER'S REPRESENTATIONS: Purchaser is acquiring the Shares for the Purchaser's own account, and not directly or indirectly for the account of any other person. The Purchaser is acquiring the Shares for investment and not with a view to distribution or resale thereof except in compliance with the Act and any applicable state law regulating securities, and the certificates for any Shares will bear restrictive legends to that effect.

        4. GOVERNING LAW: This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and to be performed entirely within the State of California by residents of the State of California.

        5. ENTIRE AGREEMENT: This Agreement constitutes the entire agreement of the parties pertaining to the Shares and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.


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        IN WITNESS WHEREOF, the parties hereto have executed the Common Stock
 Purchase Agreement as of the date first above Written.

                                    INTELLICORP, INC.
                                    A Delaware corporation

                                    By: /s/ JEROME F. KLAJBOR
                                       -----------------------------------
                                       Jerome F. Klajbor
                                       Title: Chief Financial Officer

                                    By: /s/ NORMAN J. WECHSLER
                                       -----------------------------------
                                       Norman J. Wechsler

                                    Address:  105 South Bedford Rd., Suite 310
                                              Mount Kisco, NY 10549


                                              -----------------------------

                                                                    EXHIBIT 10.5
                                                                    Part II

                               [INTELLICORP LOGO]


                                INTELLICORP, INC.
                        COMMON STOCK PURCHASE AGREEMENT

        THIS COMMON STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of December 28, 2000, by and between IntelliCorp Inc., a Delaware corporation (the "COMPANY"), and Norman J. Wechsler, who becomes a signatory to this Agreement (the "PURCHASER").

                          THE PARTIES AGREE AS FOLLOWS:

        1. ISSUANCE OF SHARES; PURCHASE PRICE: The Purchaser hereby purchases and the Company hereby sells an aggregate of 200,000 shares of the Company common stock (the "SHARES") at a purchase price of $.50 per share payable in cash.

        2. REGISTRATION RIGHT: The Shares shall be subject to piggy-back registration rights if the Company files with the SEC a registration Statement on Form S-3 (or equivalent) covering the resale of any Shares.

        3. PURCHASER'S REPRESENTATIONS: Purchaser is acquiring the Shares for the Purchaser's own account, and not directly or indirectly for the account of any other person. The Purchaser is acquiring the Shares for investment and not with a view to distribution or resale thereof except in compliance with the Act and any applicable state law regulating securities, and the certificates for any Shares will bear restrictive legends to that effect.

        4. GOVERNING LAW: This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and to be performed entirely within the State of California by residents of the State of California.

        5. ENTIRE AGREEMENT; This Agreement constitutes the entire agreement of the parties pertaining to the Shares and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

        IN WITNESS WHEREOF, the parties hereto have executed the Common Stock Purchase Agreement as of the date first above Written.

                                    INTELLICORP, INC.
                                    A Delaware corporation

                                    By:    /s/ JEROME F. KLAJBOR
                                       -----------------------------------
                                           Jerome F. Klajbor
                                    Title: Chief Financial Officer


                                    By:    /s/ NORMAN J. WECHSLER
                                       -----------------------------------
                                           Norman J. Wechsler

                                    Address:  105 South Bedford Rd., Suite 310
                                              Mount Kisco, NY 10549


                                              -----------------------------